SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             The Aquinas Funds, Inc.
                (Name of Registrant as Specified in its Charter)
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                     [Letterhead of The Aquinas Funds, Inc.]




Notice of Special Meeting of Shareholders of the Funds
To be Held September 5, 2000

To Our Shareholders:

     We invite you to attend our special meeting of shareholders on Tuesday, September 5, 2000, at 8:30 a.m. (Central Standard Time), at our principal executive offices located at 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230. As we describe in the accompanying proxy statement, we will vote on (a) the election of seven directors, (b) a service and distribution plan for each of the Funds, (c) a new management and advisory agreement for the Aquinas Small-Cap Fund (formerly known as Aquinas Balanced Fund) and (d) on other business that may properly come before the special meeting.

     We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the special meeting, you can revoke your proxy and vote your shares in person if you choose.

     We look forward to seeing you at the special meeting.



                                                THE AQUINAS FUNDS, INC.



                                                Charles Clark
                                                Secretary/Treasurer

Dallas, Texas
August ____, 2000

                           FREQUENTLY ASKED QUESTIONS

Q:   Why have I received this proxy statement?

     Our Board of Directors has sent you this proxy statement, starting around August ____, 2000 to ask for your vote as a shareholder of the Funds on certain matters to be voted on at the special meeting.

Q:   What am I voting on?

     You will vote on (a) electing seven directors, (b) approving a service and distribution plan and (c) if you are a shareholder of the Aquinas Small-Cap Fund (formerly known as Aquinas Balanced Fund), approving a new management and advisory agreement, which provides for a fee increase. Our Board of Directors is not aware of any other matter which will be presented for your vote at the special meeting.

Q:   Do I need to attend the special meeting in order to vote?

     No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:   How will proxies be solicited?

     We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material.

Q:   Who is entitled to vote?

     If you owned shares of the Aquinas Small-Cap Fund, Aquinas Value Fund (formerly known as Aquinas Equity Income Fund), Aquinas Growth Fund (formerly known as Aquinas Equity Growth Fund) or Aquinas Fixed Income Fund, as of the close of business on the record date, July 31, 2000, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date.

Q:   How many shares of the Fund's stock are entitled to vote?

     As of the record date, 2,274,716 shares of the Aquinas Small-Cap Fund, 4,698,919 shares of the Aquinas Value Fund, 3,277,613 shares of the Aquinas Growth Fund and 4,208,523 shares of the Aquinas Fixed Income Fund were entitled to vote at the special meeting.

Q:   What happens if the special meeting is adjourned?

     The special meeting could be adjourned if a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:   What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance at a meeting to lawfully conduct business. A majority of the votes of the shares of a Fund entitled to be cast represent a quorum for that Fund. As a result, holders of 1,137,359 shares of the Aquinas Small-Cap Fund, 2,349,460 shares of the Aquinas Value Fund, 1,638,807 shares of the Aquinas Growth Fund and 2,104,262 shares of the Aquinas Fixed Income Fund must be present in person or represented by proxy at the special meeting to constitute a quorum for the respective Fund.

Q:   What happens if I sign and return my proxy card but do not mark my vote?

     Frank A. Rauscher and Charles Clark, as proxies, will vote your shares to elect the Board of Director's nominees for director, to approve the service and distribution plan and, if applicable, to approve the new management and advisory agreement.

Q:   May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing (by subsequent proxy or otherwise). Your presence at the special meeting does not itself revoke your proxy.

Q:   Who will count the votes?

     DST Systems, Inc., our transfer agent and registrar, will count the votes and act as inspector of elections.

Q:   What percentage of the outstanding shares do directors and officers own?

     As of July 31, 2000, our directors and officers together own less than 1% of the outstanding shares of each Fund. See pages [5 and 6] for more details.

Q:   What is a service and distribution plan?

     A service and distribution plan allows a fund to pay fees to cover service and distribution costs, including the costs to sell and market the mutual fund and to maintain shareholder accounts.

Q:   How can I obtain a copy of the annual report?

     You may request a copy of our latest annual report and the semi-annual report succeeding the annual report by writing to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Dallas, Texas 75230, Attn: Corporate Secretary or by calling 1-972-233-6655. We will furnish this copy free of charge.

                                   BACKGROUND

     On July 26, 2000, our Board of Directors met and, among other things, did the following:

     o changed the investment objective of the Aquinas Balanced Fund from "long-term capital growth consistent with reasonable risk to principal" to "capital appreciation";

     o changed the name of the Aquinas Balanced Fund to the Aquinas Small-Cap Fund;

     o changed the name of the Aquinas Equity Income Fund to the Aquinas Value Fund;

     o changed the name of the Aquinas Equity Growth Fund to the Aquinas Growth Fund;

     o subject to shareholder approval, approved a new management and advisory agreement for the Aquinas Small-Cap Fund with the Adviser, Aquinas Investment Advisers, Inc.;

     o approved a new sub-advisory agreement for the Aquinas Small-Cap Fund with John McStay Investment Counsel, L.L.C., which increases the monthly fee payable to this portfolio manager from 0.80% to 0.90%;

     o nominated seven individuals to be presented to the shareholders of the Funds for election as directors; and

     o subject to shareholder approval, approved a distribution and service plan to be entered into by each of the Funds.

     Set forth below is a table identifying on which proposals the shareholders of each Fund will vote:

--------------------------   ----------------   --------------   --------------
                                                 Shareholders     Shareholders
                                                 of the Fund      of the Fund
                               Shareholders       will vote       will vote on
                               of the Fund       (separately)      approving
                                will vote        on approving        a new
                              (collectively)     a service and     management
                               on electing       distribution     and advisory
                                directors?           plan?         agreement?
--------------------------   ----------------   --------------   --------------

--------------------------   ----------------   --------------   --------------
Aquinas Small-Cap Fund             Yes               Yes              Yes
--------------------------   ----------------   --------------   --------------
Aquinas Value Fund                 Yes               Yes              No
--------------------------   ----------------   --------------   --------------
Aquinas Growth Fund                Yes               Yes              No
--------------------------   ----------------   --------------   --------------
Aquinas Fixed Income Fund          Yes               Yes              No
--------------------------   ----------------   --------------   --------------


                           (a) ELECTION OF DIRECTORS

Director Nominees

     At the special meeting, we will elect seven directors to hold office until their respective successors are chosen and qualified. The Board has nominated seven people for election. As proxies, Frank A. Rauscher and Charles Clark intend to vote for the election of all of the Board's nominees. They will also vote proxies for another person that the Board may recommend in place of a nominee if that nominee becomes unable to serve as a director before the special meeting.

     We recommend a vote "for" all the nominees. Each of the nominees is a member of the present Board. Each nominee has consented to being named as a nominee and to serve if elected.

     Our directors (each of whom is a nominee), and certain important information regarding our directors (including their principal occupations for at least the last five years), are as follows:

          MICHAEL R. CORBOY, 69, Director.
          -----------------

          #7 Kings Gate Court
          Dallas, Texas  75225

          Mr. Corboy is President of Corboy Investment Company, a private investment company.

          SISTER IMELDA GONZALEZ, CDP, 59, Director.
          ---------------------------

          c/o NATRI
          8824 Cameron Street
          Silver Spring, Maryland  20910

          Sister Gonzalez has been a member of the staff of the National Association of Treasurers of Religious Institutions, Silver Spring, Maryland, since April 1997. Prior thereto, Sister Gonzalez was the Treasurer General and Chief Financial Officer of the Congregation of Divine Providence of San Antonio, Texas.

          THOMAS J. MARQUEZ, 62, Director.
          -----------------

          5526 Delouche
          Dallas, Texas  75220

          Mr. Marquez has been a self-employed private investor since 1990.

          CHARLES CLARK*, 61, Director and Secretary.

          2420 Butler
          Dallas, Texas  75235

          Mr. Clark is President of Olmsted-Kirk Paper Company. Mr. Clark has been Secretary, Treasurer and a Director of the Adviser since April 29, 1997.

          JOHN L. STRAUSS, 60, Director.
          ---------------

          4601 Christopher Place
          Dallas, Texas  75204

          Mr. Strauss was a principal of Barrow, Hanley, Mewhinney & Strauss, an investment advisory firm from 1980 until his retirement in January 1998. He is currently a partner in Clover Partners, a money management hedge fund.





--------------------------
* Mr. Clark is a director who is an "interested person" of the Company as that term is defined in the 1940 Act.

          KATHLEEN MULDOON, 51, Director

          8117 Preston Road, Suite 420
          Dallas, Texas  75225

          Ms. Muldoon is Vice President of Carter Financial Management, a financial planning firm. She has been employed by Carter Financial Management since 1979.

          LEVY CURRY, 51, Director

          2200 Ross Avenue, Suite 1600
          Dallas, Texas 75225

          Mr. Curry has been Senior Manager, Human Resources Strategic Group, of Deloitte & Touche LLP since 1998. Prior thereto he served as Vice President, Human Resources, for Paging Network Inc. (Pagenet), a wireless messaging company. Mr. Curry serves as an adjunct professor at Southern Methodist University Cox School of Business.

          Our officers who are not also directors, and certain information regarding those officers (including their principal occupations for at least the last five years), are as follows:

          JOE PETE WILBERT, 56, Vice President

          5310 Harvest Hill Road
          Suite 248
          Dallas, Texas 75230

          Mr. Wilbert has been President of Central Hardwoods since 1970.

          CHRISTY FRAZER, 55, Vice President

          5310 Harvest Hill Road
          Suite 230
          Dallas, Texas  75230

          Mrs. Frazer has been employed by Aquinas Investment Advisers, Inc. since October 1994 as National Sales Manager-Retirement Accounts. From 1993 to 1994 she was employed by Guaranty Federal Bank, Dallas, Texas


          JOHN J. KICKHAM, 58, Vice President.
          ---------------

          5310 Harvest Hill Road
          Suite 245
          Dallas, Texas  75230

          Mr. Kickham has been the President of Quarterdeck of Texas, Inc., a mortgage banking firm, since March 1994. From November 1994 through November 1995, he was President of Wing Industries, a door manufacturer. Mr. Kickham has been Chairman of the Kickham Group, Inc., a private investment company, since March 1985.

          FRANK A. RAUSCHER, 56, President and Treasurer.
          -----------------

          5310 Harvest Hill Road
          Suite 248
          Dallas, Texas  75230

          Mr. Rauscher has been the Chief Operating Officer of the Adviser since August 1994 and Chief Executive Officer of the Adviser since May 1997.


Compensation

     The following table sets forth information on the compensation paid to directors for their services during the fiscal year ended December 31, 1999. Ms. Muldoon and Mr. Curry have been directors only since February 24, 2000 and May 24, 2000, respectively. Mr. Strauss was an "interested person" of the Company during the fiscal year ended December 31, 1999.

                                        Pension or                    Total
                                        Retirement    Estimated    Compensation
                                         Benefits       Annual     From Company
                         Aggregate      Accrued as     Benefits      and Fund
                        Compensation   Part of Fund      Upon      Complex Paid
 Name of Person         from Company     Expenses     Retirement   to Directors
 --------------         ------------   ------------   ----------   ------------

Charles Clark             $    0             0             0          $    0
Michael R. Corboy          2,000             0             0           2,000
Imelda Gonzalez, CDP       1,000             0             0           1,000
Thomas J. Marquez          2,000             0             0           2,000
John L. Strauss                0             0             0               0

     We compensate each disinterested director $500 for each meeting of the Board attended in person. We may also reimburse directors for travel expenses incurred in order to attend meetings of the Board. During the fiscal year ended December 31, 1999, there were reimbursements of $1,459.10 for travel expenses. Sister Gonzalez has assigned all directors fees that she receives to her religious order.

Board Meetings and Committees

     The Board has no audit, nominating, compensation or other similar committees. The Board met 5 times during the fiscal year ended December 31, 1999. Sister Gonzales and Messrs. Clark and Corboy each attended four out of the five meetings of the Board. (Sister Gonzales participated by telephone in two of the meetings she attended.) Messrs. Clark and Strauss attended three out of the five meetings of the Board.

Principal Shareholders

     As of July 31, 2000, the officers and directors of the Funds as a group owned less than 1% of the outstanding shares of each Fund. At July 31, 2000, the following persons owned more than 5% of a Fund's outstanding shares:

    Name and Address                                                   Percent
    of Beneficial Owner             Number of Shares                   of Class
----------------------------        ----------------                   --------
Aquinas Small-Cap Fund:
The Catholic Foundation             Aggregate:  1,526,586                67.1%
5310 Harvest Hill Road              As Trustee:  530,730                 23.3%
Suite 248                           Beneficially Owned:  995,856         43.8%
Dallas, Texas  75230

The Lay Employees of the            199,382                               8.8%
  Roman Catholic Diocese
  of Dallas 403(b)(7) plan
P.O. Box 190507
Dallas, Texas  75219

Aquinas Value Fund:

The Catholic Foundation             Aggregate:  1,256,812                26.7%
5310 Harvest Hill Road              As Trustee:  892,763                 19.0%
Suite 248                           Beneficially Owned:  364,049          7.7%
Dallas, Texas  75230

Aquinas Growth Fund:

The Catholic Foundation             Aggregate:  828,253                  25.3%
5310 Harvest Hill Road              As Trustee:  509,551                 15.5%
Suite 248                           Beneficially Owned:  318,702          9.7%
Dallas, Texas  75230

The Lay Employees of the            205,330                               6.3%
  Roman Catholic Diocese
  of Dallas 403(b)(7) plan
P.O. Box 190507
Dallas, Texas  75219

Aquinas Fixed Income Fund:

The Catholic Foundation             Aggregate:  1,620,444                38.5%
5310 Harvest Hill Road              As Trustee:  814,355                 19.4%
Suite 248                           Beneficially Owned:  806,089         19.2%
Dallas, Texas  75230

The Bishop Charles V                238,980                               5.7%
Grahmann Trust
P.O. Box 190507
Dallas, Texas  75219

     No other person owns of record or, to our knowledge, beneficially, 5% or more of the outstanding shares of any Fund. By virtue of its stock ownership, The Catholic Foundation is deemed to "control," as that term is defined in the Investment Company Act of 1940, the Aquinas Small-Cap Fund.

Vote Required

     Under Maryland law, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of the Funds will be elected as directors. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

                   (b) APPROVAL OF SERVICE DISTRIBUTION PLAN
                        WITH RESPECT TO EACH OF THE FUNDS

     We are proposing that holders of shares of each of the Funds approve the Service and Distribution Plan approved by the Board. There is currently no distribution plan for shares of the Funds. The Distribution Plan would supplement other arrangements under which shareholder services are currently rendered to shareholders of the Funds.

     We recommend a vote "for" the approval of the Distribution Plan.

Description of the Distribution Plan

     The Distribution Plan, which was drafted pursuant to Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, was approved with respect to the Funds on July 26, 2000 by the Board, including those directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or any related agreements (the "Rule 12b-1 Directors"). The Distribution Plan is being submitted for shareholder approval pursuant to the requirements of Rule 12b-1.

     The Distribution Plan permits each Fund whose shareholders approve it to use Fund assets to finance the distribution of the Fund's shares. (Funds whose shareholders have approved the Distribution Plan are referred to as "Approving Funds"). The Distribution Plan permits each Approving Fund to pay a distribution and service fee on an annualized basis of up to 0.25% of such Approving Fund's average daily net assets. The distribution and servicing fee may be spent on any activities primarily intended to result in the sale of shares of the Approving Fund. Examples of such activities include:

     o Compensation of securities dealers, financial institutions or similar persons ("Shareholder Organizations") who render personal service to shareholders, assist in the maintenance of shareholder accounts or who render assistance in distributing or promoting the sale of shares.

     o    Advertising.

     o    Printing and distributing prospectuses to prospective investors.

     o    Purchasing and distributing other promotional material.

     The Distribution Plan contains a number of safeguards that are intended to insure that payments pursuant to the Distribution Plan accomplish its objectives. All agreements with Shareholder Organizations must be approved by the Board, including a majority of the 12b-1 Directors. Assuming their election at the special meeting, Sister Gonzalez, Ms. Muldoon, and Messrs. Curry, Corboy, Marquez and Strauss will be the 12b-1 Directors. The directors anticipate that substantially all agreements with Shareholder Organizations will provide for compensation based on a percentage of the value of their clients' investments in the applicable Approving

Fund. Other expenditures under the Distribution Plan, such as advertising, printing and mailing costs must be authorized by one of our officers.

     Our officers will provide to the Board on a quarterly basis, and the Board will review, a written report of amounts expended pursuant to the Distribution Plan and the purpose of the expenditures. The Distribution Plan further provides that with respect to each Approving Fund, it may be terminated by a vote of the majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Approving Fund. The Board must approve the continuation of the Distribution Plan annually, and if it does not, the Distribution Plan will terminate automatically. So long as the Distribution Plan continues in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the 12b-1 Directors. The Distribution Plan may not be amended to increase materially the permitted amount of payments with respect to an Approving Fund without the approval of a majority of the 12b-1 Directors and a majority of the outstanding voting securities of the Approving Fund. Any amendments to the Distribution Plan not related to increasing the amount of permitted payments must be approved by the 12b-1 Directors.

Factors Considered by the Board of Directors

     In voting to approve the Distribution Plan and submitting it to the shareholders of the Funds for their approval, the directors, including the 12b-1 Directors, considered a number of factors. Prior to approving the Distribution Plan, the directors had the opportunity to review a draft of the Distribution Plan and discuss with our officers possible expenditures that might be made pursuant to it.

     Initially the Board considered the nature of the circumstances that made implementation of the Distribution Plan necessary or appropriate. Our officers reviewed with the directors the performance of each of the Funds and its growth in net assets. Our officers noted that despite the positive performance of the Funds, their net assets had grown slowly. Our officers noted that a faster growth in net assets might enable the Funds to offer the following benefits to shareholders:

     o Lower per share transaction costs that would result if the sub-advisers were able to effect larger transactions.

     o More efficient portfolio management as it is easier for the Funds to process redemption requests without disrupting their investment strategy if they have net cash inflows.

     o Increased flexibility of the Funds in pursuing their investment objectives in that they may be able to establish meaningful positions in the various stocks in which the sub-advisers would like to invest without reducing positions currently held by the Funds.

     o Lowering the Funds' expense ratios with respect to their fixed expenses which would be spread over a larger base.

     o Increased communications with shareholders and prospective shareholders.

     The Board then considered the causes of the slow growth in net assets of each of the Funds. Our officers informed the Board that no-load mutual funds were increasingly being sold through the efforts of third parties such as brokerage firms, banks, investment advisers, consultants and others. No-load mutual funds have increasingly employed distribution plans to compensate these third parties. Since the Funds have not had a distribution plan, they have been at a competitive disadvantage in attracting the interest of third parties to promote the Funds. Our officers also informed the Board that advertising in financial publications continues to be a means employed by no-load mutual funds to promote the sale of their shares and that a source of funds for such advertising is payment made pursuant to distribution plans. This funding source has heretofore not been available to the Funds and the Adviser has not had the resources to commit to an advertising program in financial publications.

     The Board then considered whether the Distribution Plan would address the problems mentioned above and alleviate them. The Adviser informed the Board that if the Distribution Plan were approved, then it would at our request undertake on behalf of an Approving Fund, marketing efforts similar to those undertaken by other no-load mutual funds. The Adviser indicated that it would undertake to identify Shareholder Organizations that would distribute shares of an Approving Fund and, in appropriate circumstances, would be willing to supplement an Approving Fund's payments to Shareholder Organizations with payments from its own resources. Additionally the Board determined that an Approving Fund may advertise in financial publications to supplement the Adviser's promotional activities. In this circumstance, the Adviser represented to the Board that it would not reduce its effort to promote sales of shares of an Approving Fund and that through advertising the increased name recognition of an Approving Fund would afford the Adviser additional marketing opportunities. In approving the Distribution Plan, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the Investment Company Act of 1940, that the Distribution Plan is reasonably likely to benefit the Funds and their shareholders.

     Although the Board concluded that the Distribution Plan is reasonably likely to benefit the Funds and their shareholders, it also considered possible alternatives. The Board considered the possibility of the Funds imposing a front-end sales load and retaining a brokerage firm to serve as principal underwriter for them. The Board concluded that adoption of the Distribution Plan would be more likely to result in increased sales than converting the Funds to load funds.

     The Board recognized that the Adviser would benefit from increased management fees as a result of growth in the Funds' assets. The Board concluded that such benefits would not be disproportionate to the above-described anticipated benefits to each Fund and its shareholders because the Adviser would have increased portfolio management responsibilities as a result of the growth of the assets of the Funds. The Board also recognized that the Adviser had heretofore utilized its own resources to finance distribution of shares of the Funds and would continue to do so if the Distribution Plan is approved by the shareholders of the Funds. The Board determined that payments by any Fund of investment advisory fees to the Adviser did not constitute indirect financing of distribution of the Funds because the advisory fees paid by the Funds were not out of line with the investment advisory fees paid by comparable funds.

     In addition to considering the potential benefits of the Distribution Plan to the Funds and their shareholders, the Board also considered the impact of the Distribution Plan on the expenses of each of the Funds.

Fees and Expenses of the Aquinas Small-Cap Fund

     The following table shows the fees and expenses you may pay if you buy and hold shares of the Aquinas Small-Cap Fund:

                                                         ACTUAL     PRO FORMA
                                                         ------     ---------
          Management Fee                                 1.00%        1.25%*
          Distribution (12b-1) and/or Service Fees       0.00%        0.25%
          Other Expenses                                 0.53%        0.53%
                                                         -----        -----
          Total Annual Fund Operating Expenses           1.53%**      2.03%**
                                                         =====        =====

* We are also asking the shareholders of the Aquinas Small-Cap Fund to approve a new management and advisory agreement with the Adviser providing for an investment advisory fee of 1.25% per annum of the average daily net assets of the Aquinas Small-Cap Fund.

** The expenses listed above do not reflect that the Adviser has agreed to limit the Fund's total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% (1.95% if the new management and advisory agreement is approved) of the Fund's average net assets. This fee waiver is voluntary and may be terminated at any time. For the fiscal year ended December 31, 1999, the Adviser waived a portion of its management fee for the Fund, so the actual management fee the Fund was paid was 0.97% of average net assets, reducing total expenses from 1.53% to 1.50%.

Example

     This example is intended to help you compare the cost of investing in the Aquinas Small-Cap Fund with the cost of investing in other mutual funds. It assumes that:

     o you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

     o    your investment has a 5% return each year;

     o    the Fund's operating expenses remain the same; and

     o    you reinvest all dividends and distributions.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
Based on the Actual Expenses         $156        $483       $  834      $1,824
Based on the Pro Forma Expenses      $206        $637       $1,093      $2,358

     The expense example is for comparison purposes only. It does not represent the Fund's actual expenses or returns, either past or future. Actual expenses or returns may vary.

     The Board concluded that the increase in the expenses of the Aquinas Small-Cap Fund resulting from implementation of the Distribution Plan did not outweigh the potential benefits of the Distribution Plan described above.

Fees and Expenses of the Aquinas Value and Growth Funds

     This table describes the fees and expenses you may pay if you buy and hold shares of the Aquinas Value Fund or the Aquinas Growth Fund.

                                       ACTUAL                   PRO FORMA
                                       ------                   ---------
                                   Value    Growth           Value     Growth
                                   Fund      Fund            Fund       Fund
                                   -----    ------           -----     ------

Management Fee                     1.00%     1.00%           1.00%     1.00%
Distribution (12b-1)
  and/or Service Fees              0.00%     0.00%           0.25%     0.25%
Other Expenses                     0.38%     0.41%           0.38%     0.41%
                                   -----     -----           -----     -----
Total Annual Fund
  Operating Expenses               1.38%     1.41%           1.63%     1.66%
                                   =====     =====           =====     =====

Example

     This example is intended to help you compare the cost of investing in the Aquinas Value Fund and the Aquinas Growth Fund with the cost of investing in other mutual funds. It assumes that:

     o you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

     o    your investment has a 5% return each year;

     o    each Fund's operating expenses remain the same; and

     o    you reinvest all dividends and distributions.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Aquinas Value Fund:                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
Based on the Actual Expenses         $141        $437        $755       $1,657
Based on the Pro Forma Expenses      $166        $514        $887       $1,933

Aquinas Growth Fund:
Based on the Actual Expenses         $144        $446        $771       $1,691
Based on the Pro Forma Expenses      $169        $523        $902       $1,965

     This expense example is for comparison purposes only. It does not represent the Funds' actual expenses or returns, past or future. Actual expenses or returns may vary.

     The Board concluded that the increase in the expenses of the Aquinas Value Fund and the Aquinas Growth Fund resulting from implementation of the Distribution Plan did not outweigh the potential benefits of the Distribution Plan described above.

Fees and Expenses of the Aquinas Fixed Income Fund

                                               ACTUAL           PRO FORMA
                                               ------           ---------

Management Fee                                 0.60%              0.60%
Distribution (12b-1) and/or Service Fees       0.00%              0.25%
Other Expenses                                 0.42%              0.42%
                                               -----              -----
Total Annual Fund Operating Expenses           1.02%*             1.27%*
                                               =====              =====

* The expenses listed above do not reflect that the Adviser has agreed to limit the Fund's total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.00% of the Fund's average net assets. This fee waiver is voluntary and may be terminated at any time. For the fiscal year ended December 31, 1999, the Adviser waived a portion of its management fee for the Fund, so the actual management fee the Fund paid was 0.58% of average net assets, reducing total expenses from 1.02% to 1.00%. The Adviser intends to continue to reduce its management fees to limit total expenses to 1.00% of the Fund's average net assets irrespective of whether or not this Fund's shareholders vote to approve the Distribution Plan.

Example

     This example is intended to help you compare the cost of investing in the Aquinas Fixed Income Fund with the cost of investing in other mutual funds. It assumes that:

     o you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

     o    your investment has a 5% return each year;

     o    the Fund's operating expenses remain the same; and

     o    you reinvest all dividends and distributions.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
Based on the Actual Expenses         $104        $325        $563       $1,248
Based on the Pro Forma Expenses      $129        $403        $697       $1,534

     The expense example is for comparison purposes only. It does not represent the Fund's actual expenses or returns, either past or future. Actual expenses or returns may vary.

     The Board concluded that the increase in the expenses of the Aquinas Fixed Income Fund resulting from implementation of the Distribution Plan did not outweigh the potential benefits of the Distribution Plan described above.

Vote Required

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of each of the Funds is required for the approval of the Distribution Plan by the respective Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of a Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if
(b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the proposal.

     If the Distribution Plan is approved by the Aquinas Small-Cap Fund, the Distribution Plan will take effect with respect to the Aquinas Small-Cap Fund on November 1, 2000. If the Distribution Plan is approved by the other Funds, the Distribution Plan will take effect with respect to such Approving Funds on a date to be determined by the Board, but not prior to November 1, 2000.

                       (c) APPROVAL OF NEW MANAGEMENT AND
                ADVISORY AGREEMENT FOR THE AQUINAS SMALL-CAP FUND

Introduction

     The Aquinas Small-Cap Fund presently has a management and advisory agreement with the Adviser, pursuant to which the Adviser furnishes continuous consulting, administrative and investment advisory services to the Aquinas Small-Cap Fund. The Current Advisory Agreement was entered into on December 31, 1993. We are asking the shareholders of the Aquinas Small-Cap Fund to approve a new management advisory agreement with the Adviser. The Proposed Advisory Agreement has been approved by the Board. The Proposed Advisory Agreement will take effect on November 1, 2000 assuming it is approved by the shareholders of the Aquinas Small-Cap Fund at the special meeting. The Board approved the Proposed Advisory Agreement at the same time it approved a change of the investment objective and of the name of the Aquinas Small-Cap Fund. The Board contemplates that the Aquinas Small-Cap Fund will invest primarily in common stocks of small capitalization companies. (Currently the Balanced Fund is in effect a combination of each of the other Funds.)

     We recommend a vote "for" the approval of the Proposed Advisory Agreement.

Description of Current and Proposed Advisory Agreements

     The terms of the Current Advisory Agreement and the Proposed Advisory Agreement are substantially identical except for the fees payable to the Adviser. Under the Current Advisory Agreement, the Aquinas Small-Cap Fund pays the Adviser a monthly fee of 1/12 of 1.00% (1.00% per annum) of the average daily net asset value of the Fund. The Proposed Advisory Agreement provides for an increase in the monthly advisory fee payable to the Adviser for the services it provides to the Aquinas Small-Cap Fund to 1/12 of 1.25% (1.25% per annum) of the average daily net asset value of the Fund.

     Pursuant to the Current Advisory Agreement, the Adviser (i) provides or oversees the provision of all general management and administrative, investment advisory and portfolio management and distribution services for the Aquinas Small-Cap Fund; (ii) provides the Aquinas Small-Cap Fund with office space, equipment and personnel necessary to operate and administer the business of the Aquinas Small-Cap Fund, and to supervise the provision of services by third parties such as the portfolio managers and the custodian; (iii) develops the investment programs, selects portfolio managers, allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results; and (iv) is authorized to select or hire portfolio managers to select individual portfolio securities held in the Aquinas Small-Cap Fund. The Adviser bears the expense it incurs in providing these services as well as the costs of preparing and distributing explanatory materials concerning the Aquinas Small-Cap Fund. (If the shareholders of the Aquinas Small-Cap Fund approve the Distribution Plan, the Adviser will not bear the cost of the distribution expenses paid by the Fund under the Distribution Plan.)

     The specific security investments for the Aquinas Small-Cap Fund are made by portfolio managers selected by the Adviser. We and the Adviser enter into portfolio management (sub-advisory) agreements with each of the portfolio managers of the Aquinas Small-Cap Fund. Under the portfolio management agreements, the portfolio manager is authorized to make specific portfolio investments for that segment of the assets of the Aquinas Small-Cap Fund under its management in accordance with the investment objective of the Aquinas Small-Cap Fund and the portfolio manager's investment approach and strategies. Currently the portfolio managers for the Aquinas Small-Cap Fund and their annual fees expressed as a percentage of the average daily net assets under management are:

     Portfolio Manager                              Rate
     -----------------                              ----
Atlantic Asset Management, L.L.C.                  0.10%(1)
Income Research & Management, Inc.                 0.30%(2)
Waite & Associates L.L.C.                          0.315%
NFJ Investment Group                               0.40%(2)
John McStay Investment Counsel, L.L.C.             0.80%

---------------------

(1) The fee rate paid to Atlantic Asset Management, L.L.C. will vary based on the investment performance of the assets under its management but will not be less than 0.10%, nor greater than 0.50%.

(2) The fee rate paid to each of Income Research & Management, Inc. and NFJ Investment Group will vary based on assets under management but, with respect to Income Research & Management, Inc. will not be less than 0.15%, nor more than 0.40%, and with respect to NFJ Investment Group will not be less than 0.315%, nor more than 0.40%.

     The change of investment objective and investment strategy of the Aquinas Small-Cap Fund will become effective on November 1, 2000. The Adviser contemplates that initially the sole portfolio manager of the Aquinas Small-Cap Fund at such time will be John McStay Investment Counsel, L.L.C., who will be paid a fee at the rate of 0.90% per annum of the average daily net assets under its management.

     For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, the fees paid to the Adviser for management and investment advisory services to the Aquinas Small-Cap Fund were, respectively, $244,380 (net of waivers of $3,353), $290,593 and $289,730.

     The Aquinas Small-Cap Fund paid (a) brokerage commissions of $34,524 on total transactions of $25,664,202 for the fiscal year ended December 31, 1999,
(b) brokerage commissions of $37,849 on total transactions of $23,781,232 for the fiscal year ended December 31, 1998, and (c) brokerage commissions of $36,448 on total transactions of $22,830,609 for the fiscal year ended December 31, 1997.

     During the fiscal year ended December 31, 1999, the Aquinas Small-Cap Fund paid brokerage commission of $28,856 on transactions of $22,078,776 to brokers who provided research.

Fees and Expenses for the Aquinas Small-Cap Fund

     This table describes the fees and expenses you may pay if you buy and hold shares of the Aquinas Small-Cap Fund.

                                                 Most Recent
                                               Fiscal Year End        Pro Forma
                                               ---------------        ---------
Management Fee                                     1.00%               1.25%
Distribution (12b-1) and/or Service Fees           0.00%               0.25%*
Other Expenses                                     0.53%               0.53%
                                                   -----               -----
Total Annual Fund Operating Expenses               1.53%**             2.03%**
                                                   =====               =====

* The pro forma expenses listed above assume the Distribution Plan is adopted.

** The expenses listed above do not reflect that the Adviser has agreed to limit the Fund's total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% (1.95% if the Proposed Advisory Agreement is approved) of the Fund's average net assets. This fee waiver is voluntary and may be terminated at any time. For the fiscal year ended December 31, 1999, the Adviser waived a portion of its management fee for the Fund, so the actual management fee the Fund paid was 0.97% of average net assets, reducing total expenses from 1.53% to 1.50%.

Example

     This example is intended to help you compare the cost of investing in the Aquinas Small-Cap Fund with the cost of investing in other mutual funds. It assumes that:

     o you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

     o    your investment has a 5% return each year;

     o    the Fund's operating expenses remain the same; and

     o    you reinvest all dividends and distributions.

     Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
Based on the Actual Expenses         $156        $483       $  834      $1,824
Based on the Pro Forma Expenses      $206        $637       $1,093      $2,358


     The expense example is for comparison purposes only. It does not represent the Fund's actual expenses or returns, either past or future. Actual expenses or returns may vary.

     If approved by the requisite shareholder vote, the Proposed Advisory Agreement will become effective on November 1, 2000. The Proposed Advisory Agreement provides that it will continue in effect as long as its continuance is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Aquinas Small-Cap Fund; and (ii) by the vote of a majority of the directors of the Aquinas Small-Cap Fund who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Proposed Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by the Board or by a vote of a majority of the outstanding shares of the Aquinas Small-Cap Fund on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.

Description of Aquinas Investment Advisers, Inc.

     The Adviser is a wholly-owned subsidiary of The Catholic Foundation and was organized to become the investment adviser to the Funds.

The Evaluation by the Board of Directors and Directors' Recommendation

     The Board has determined that approving the Proposed Advisory Agreement with the Adviser will enable the Aquinas Small-Cap Fund to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Fund and its shareholders.

     In making its determinations, the Board took into consideration:

     o the fact that the Adviser has demonstrated its abilities as an investment adviser while serving as the investment adviser to the Fund;

     o the fact the terms of the Current Advisory Agreement are substantially identical to the terms of the Proposed Advisory Agreement except for the fees payable to the Adviser;

     o the fact the management of the Fund pursuant to its new investment objective and investment strategy will be labor intensive requiring the Adviser to pay higher fees to portfolio managers;

     o the fact the Fund pursuant to its new investment objective and investment strategy will be actively managed, making the Adviser's socially responsible investment analysis more time consuming; and

     o the fact the Fund invests in relatively small companies which tend not to be widely followed by third party research analysts requiring the Adviser to utilize its own resources in evaluating the performance of the portfolio managers;

     In weighing the factors discussed above, the Board assigned substantially equal weight to each of the factors.

     Based upon its review, the Board concluded that the Proposed Advisory Agreement with the Adviser is reasonable, fair and in the best interests of the Aquinas Small-Cap Fund and its shareholders, and the fees provided in the Proposed Advisory Agreement are fair and reasonable. In the Board's view, retaining the Adviser under the terms of the Proposed Advisory Agreement is desirable and in the best interests of the Aquinas Small-Cap Fund and its shareholders. Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Board voted to recommend approval of the Proposed Advisory Agreement by the shareholders of the Aquinas Small-Cap Fund.

Vote Required

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Aquinas Small-Cap Fund is required for the approval of the Proposed Advisory Agreement. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the Aquinas Small-Cap Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Aquinas Small-Cap Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the proposal. If the Proposed Advisory Agreement is not approved at the special meeting, the Current Advisory Agreement will continue until its scheduled termination date.


            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

     The Funds' investment adviser is Aquinas Investment Advisers, Inc., 5310 Harvest Hill, Suite 248, Dallas, Texas 75230.

     The portfolio managers are:

     o Atlantic Asset Management, L.L.C. ("AAM") is a portfolio manager for the Aquinas Fixed Income Fund and the Aquinas Small-Cap Fund. AAM is controlled by Ronald Sellars.

     o Income Research & Management, Inc. ("IRM") serves as a portfolio manager to the Aquinas Fixed Income Fund and the Aquinas Small-Cap Fund. IRM is controlled by John A. Sommers.

     o Waite & Associates L.L.C. ("Waite") is a portfolio manager for the Aquinas Value Fund and the Aquinas Small-Cap Fund. Waite is controlled by Leslie A. Waite.

     o NFJ Investment Group ("NFJ") serves as a portfolio manager for the Aquinas Value Fund and the Aquinas Small-Cap Fund. NFJ is a general partnership indirectly controlled by Allianz AG.

     o John McStay Investment Counsel, L.L.C. ("JMIC") is a portfolio manager for the Aquinas Growth Fund and the Aquinas Small-Cap Fund. American International Group, Inc. directly or indirectly through its affiliates owns a majority interest in JMIC.

     o Sirach Capital Management, Inc. ("Sirach") is a portfolio manager for the Aquinas Growth Fund. Sirach is a wholly-owned subsidiary of United Asset Management Corporation, a publicly traded company, which has entered into an agreement to be acquired by Old Mutual, plc.

     The Funds' Administrator is Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. The Funds have no principal underwriter.


                        RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not insure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.


                                  OTHER MATTERS

     The Board knows of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                                  SOLICITATION

     We will bear the cost of soliciting proxies. We expect to solicit proxies mainly by mail. Some of our employees may also solicit proxies personally and by telephone. We do not anticipate that we will retain anyone to solicit proxies or that we will pay compensation to anyone for that purpose. We will, however, reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund.

     If you would like to receive a copy of our latest annual report and semi-annual report succeeding the annual report, please write to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Dallas, Texas 75230, Attention: Corporate Secretary or call 1-972-233-6655, and we will provide you with a copy free of charge.

                                               THE AQUINAS FUNDS, INC.


                                               /s/  Charles Clark

                                               Charles Clark
                                               Secretary/Treasurer

Dallas, Texas
August __, 2000

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF AQUINAS SMALL-CAP FUND
                             The Aquinas Funds, Inc.
                                September 5, 2000

     The undersigned constitutes and appoints Frank A. Rauscher and Charles Clark, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of The Aquinas Funds, Inc., the "Fund," to be held at the principal executive offices of the Fund located at 5310 Harvest Hill Road, Suite 278, Dallas, Texas 75230, on Tuesday, September 5, 2000 at 8:30 a.m. (Central Standard Time) and at any adjournments or postponements thereof, all shares of stock of the Aquinas Small-Cap Fund which the undersigned is entitled to vote as follows:

     (1)  To elect seven directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)   [ ]

          Withhold authority to vote for nominees listed below               [ ]

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Michael R. Corboy                    John L. Strauss

          Sister Imelda Gonzalez, CDP          Kathleen Muldoon

          Thomas J. Marquez                    Levy Curry

          Charles Clark

     (2)  To approve the proposed Service and Distribution Plan.

          For    [ ]          Against    [ ]           Abstain    [ ]

     (3)  To approve the proposed Management and Advisory Agreement.

          For    [ ]          Against    [ ]           Abstain    [ ]

                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2000


                                        Signed__________________________________

                                        Signed__________________________________


This proxy is solicited on behalf of the Board of Directors of The Aquinas Funds, Inc.

[ ]  Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               AQUINAS VALUE FUND
                             The Aquinas Funds, Inc.
                                September 5, 2000

     The undersigned constitutes and appoints Frank A. Rauscher and Charles Clark, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of The Aquinas Funds, Inc., the "Fund," to be held at the principal executive offices of the Fund located at 5310 Harvest Hill Road, Suite 278, Dallas, Texas 75230, on Tuesday, September 5, 2000 at 8:30 a.m. (Central Standard Time) and at any adjournments or postponements thereof, all shares of stock of the Aquinas Value Fund which the undersigned is entitled to vote as follows:

     (1)  To elect seven directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)   [ ]

          Withhold authority to vote for nominees listed below               [ ]

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Michael R. Corboy                    John L. Strauss

          Sister Imelda Gonzalez, CDP          Kathleen Muldoon

          Thomas J. Marquez                    Levy Curry

          Charles Clark

     (2)  To approve the proposed Service and Distribution Plan.

          For    [ ]          Against    [ ]           Abstain    [ ]


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2000


                                        Signed__________________________________

                                        Signed__________________________________


This proxy is solicited on behalf of the Board of Directors of The Aquinas Funds, Inc.

[ ]  Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               AQUINAS GROWTH FUND
                             The Aquinas Funds, Inc.
                                September 5, 2000

     The undersigned constitutes and appoints Frank A. Rauscher and Charles Clark, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of The Aquinas Funds, Inc., the "Fund," to be held at the principal executive offices of the Fund located at 5310 Harvest Hill Road, Suite 278, Dallas, Texas 75230, on Tuesday, September 5, 2000 at 8:30 a.m. (Central Standard Time) and at any adjournments or postponements thereof, all shares of stock of the Aquinas Growth Fund which the undersigned is entitled to vote as follows:

     (1)  To elect seven directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)   [ ]

          Withhold authority to vote for nominees listed below               [ ]

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Michael R. Corboy                    John L. Strauss

          Sister Imelda Gonzalez, CDP          Kathleen Muldoon

          Thomas J. Marquez                    Levy Curry

          Charles Clark

     (2)  To approve the proposed Service and Distribution Plan.

          For    [ ]          Against    [ ]           Abstain    [ ]


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2000


                                        Signed__________________________________

                                        Signed__________________________________


This proxy is solicited on behalf of the Board of Directors of The Aquinas Funds, Inc.

[ ]  Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            AQUINAS FIXED INCOME FUND
                             The Aquinas Funds, Inc.
                                September 5, 2000

     The undersigned constitutes and appoints Frank A. Rauscher and Charles Clark, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of The Aquinas Funds, Inc., the "Fund," to be held at the principal executive offices of the Fund located at 5310 Harvest Hill Road, Suite 278, Dallas, Texas 75230, on Tuesday, September 5, 2000 at 8:30 a.m. (Central Standard Time) and at any adjournments or postponements thereof, all shares of stock of the Aquinas Fixed Income Fund which the undersigned is entitled to vote as follows:

     (1)  To elect seven directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)   [ ]

          Withhold authority to vote for nominees listed below               [ ]

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Michael R. Corboy                    John L. Strauss

          Sister Imelda Gonzalez, CDP          Kathleen Muldoon

          Thomas J. Marquez                    Levy Curry

          Charles Clark

     (2)  To approve the proposed Service and Distribution Plan.

          For    [ ]          Against    [ ]           Abstain    [ ]


                                        This proxy will be voted as specified.
                                        If no specification is made, this proxy
                                        will be voted for each proposal.

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        shareholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                        Dated ____________________, 2000


                                        Signed__________________________________

                                        Signed__________________________________


This proxy is solicited on behalf of the Board of Directors of The Aquinas Funds, Inc.

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